UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 4, 2009
RIGHTNOW TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)
DELAWARE	000-31321	81-0503640
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
136 ENTERPRISE BOULEVARD, BOZEMAN, MT		59718
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (406) 522-4200
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.               Results of Operations and Financial Condition.

On February 4, 2009, RightNow Technologies, Inc. (“RightNow” or the “company”) issued a press release announcing its financial results for the fourth quarter and the year ended December 31, 2008.  A copy of the press release is furnished herewith as Exhibit No. 99.1.  The company also has posted on its website supplemental financial data, as of February 4, 2009, which is furnished herewith as Exhibit 99.2.

The information contained under Item 2.02 in this report and in Exhibits 99.1 and 99.2 attached to this report is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.               Financial Statements and Exhibits.

(a)           Financial statements of business acquired.

Not Applicable

(b)           Pro forma financial information.

Not applicable

(c)           Shell company transactions.

Not applicable

(d)           Exhibits.

Exhibit No.	Description of Exhibit
99.1
Press Release dated February 4, 2009 announcing RightNow Technologies, Inc.’s financial results for the fourth quarter and the year ended December 31,2008 (furnished herewith but not filed pursuant to Item 2.02).

99.2	Supplemental financial data of RightNow Technologies, Inc. as of February 4, 2009 (furnished herewith but not filed pursuant to Item 2.02).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGHTNOW TECHNOLOGIES, INC.
(Registrant)
Dated: February 4, 2009	/s/ Jeffrey C. Davison
Jeffrey C. Davison Chief Financial Officer, Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1
Press Release dated February 4, 2009 announcing RightNow Technologies, Inc.’s financial results for the fourth quarter and the year ended December 31, 2008 (furnished herewith but not filed pursuant to Item 2.02).

99.2	Supplemental financial data of RightNow Technologies, Inc. as of February 4, 2009 (furnished herewith but not filed pursuant to Item 2.02).